UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported)       June 23, 2008 (June 17, 2008)
CMP SUSQUEHANNA RADIO HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-143558	20-4530834

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA	30305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 949-0700
n/a

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related To Accountants and Financial Statements
Item 4.01 – Changes in Registrant’s Certifying Accountant
     On June 17, 2008, following an extensive review and request-for-proposal process, the Audit Committee of the Board of Directors of CMP Susquehanna Radio Holdings Corp (the “Company”) determined not to renew its engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm (“auditors”) and dismissed them as the Company’s auditors. The Company appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s auditors for the fiscal year ending December 31, 2008, commencing immediately.
     KPMG’s audit reports on the Company’s consolidated financial statements as of December 31, 2006 and 2007 and for the year ended December 31, 2007 and for the period from May 5, 2006 through December 31, 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles except as follows:
     KPMG’s audit report on the Company’s consolidated financial statements as of December 31, 2006 and 2007 and for the year ended December 31, 2007 and for the period from May 5, 2006 through December 31, 2006 contained a separate paragraph stating that “As discussed in Note 1 to the consolidated financial statements, effective January 1, 2007, the Company adopted the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.”
     During the two most recent fiscal years ended December 31, 2007, and through the date hereof, there were no: (1) disagreements with KMPG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement(s) in connection with its reports, or (2) “reportable events” as defined in Regulation S-K, Item 304(a)(1)(v); except that in the Company’s quarterly reports on Form 10-Q for the quarters ended June 30, 2007 and September 30, 2007, management concluded in its reviews of the Company’s disclosure controls and procedures that, based on the existence of a material weakness related to the sufficiency and adequate training of personnel in the Cumulus Media Inc. (“Cumulus”) corporate accounting function (which, pursuant to the Company’s management agreement with Cumulus, serves as the Company’s corporate accounting function), the Company’s disclosure controls and procedures were not effective. The Company has authorized KPMG to respond fully to any inquiries from PwC regarding this matter.
     KPMG was provided a copy of the above disclosures and was requested to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A letter from KPMG is attached hereto as Exhibit 16.1.
     During the Company’s two most recent fiscal years ended December 31, 2007 and through the date hereof, the Company did not consult with PwC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Section 9 – Financial Statements and Exhibits
Item 9.01 – Financial Statements and Exhibits
     (d) Exhibits.
     The following exhibit is filed with this Current Report:

Exhibit No.	Exhibit Description

16.1	Letter dated June 23, 2008 to the Securities and Exchange Commission from KPMG LLP

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMP SUSQUEHANNA RADIO HOLDINGS CORP.

By:	/s/ Martin R. Gausvik
	Name:	Martin R. Gausvik
	Title:	Executive Vice President and Chief Financial Officer

Date: June 23, 2008

Exhibit Index

Exhibit No.	Exhibit Description

16.1	Letter dated June 23, 2008 to the Securities and Exchange Commission from KPMG LLP